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                                                  SEQUA CORPORATION


                                                 MANAGEMENT INCENTIIVE

                                                      BONUS PROGRAM


                                                    OPERATING DIVISIONS

                                                       (Revised 1996)























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                                                                 INDEX




  I.       General Outline


 II.       Division Bonus Program


III.       Policies & Procedures


 IV.       Exhibits
















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
                                                                      SEQUA CORPORATION

                                                             MANAGEMENT INCENTIVE BONUS PROGRAM

                                                                   FOR OPERATING DIVISIONS

                                                                       GENERAL OUTLINE

The purpose of implementing Sequa Corporation's (the Company's) Management Incentive
Bonus Program  (MIBP) is to improve the Company's performance through the efforts of key executive and management personnel who are in positions to significantly contribute to operating results.  In all instances below the Chairman/Chief Executive Officer (CEO) will oversee the administration of the MIBP on behalf of Gas Turbine operations and the President/Chief
Operating Officer (COO) will oversee the administration of the MIBP on behalf of The Group operations.  The Vice President Human Resources (VPHR) will be responsible for coordination of administration on behalf of both the CEO and the COO.

For group/divisional operations specific financial and performance goals will be established in the beginning of the year for all MIBP participants.

The MIBP will provide substantial rewards for participants who accomplish or exceed targeted goals at the end of the year.  The bonus pool from which bonuses will be paid to each participant will be calculated based upon a combination of (a) the overall financial performance of the division and (b) performance as determined by the CEO/COO as appropriate.

 I.  MIBP Participants and Potential Payout Levels
           (Percentage of salary)
                                                                                        Target
                                       Minimum                      Bonus Level                    Maximum Bonus
                                       Bonus                        ("Par"                         Level (Outstanding
                                       Level*                       Performance)                   Performance)
Participants                           (85% Of Plan)                (Plan)                    (115% of Plan)
Group/Division Presidents
Vice Presidents and
General Managers                               25%                          50%                           75%

A-Pool                                         15%                          30%                           45%

B-Pool                                         Up to 8 weeks pay>
* Assumes 85% Achievement of financial targets and a minimum award for performance.




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II.  Participant Bonus Formula

     Participant's total bonus will be calculated according to the following:

     o     80% - accomplishment of divisional financial goals.
     o     20% - performance.


































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                                                  GROUP/DIVISIONAL PLAN

                                           MANAGEMENT INCENTIVE BONUS PROGRAM


 I.        Participants

           A.   Group/Division Presidents/Vice Presidents, General Managers.

           B.   A-Pool participants in accordance with the following guidelines.

                  1. First level of management reporting directly to the business unit President/Vice President,General Manager.

                   2. Certain first-level managers may be excluded if the reporting relationship is due to special circumstances.

                   3. Certain second-level managers may be included if the responsibilities of their position warrant participation at the A-Pool level.

           C. B-Pool participation shall consist of select managers and professional level employees who are in a position to influence financial goals through sustained performance.

                   1.     There will be three categories in the B-Pool:

                          B-I Individuals who have a strong influence on divisional financial and performance goals, but who are not eligible for the A-Pool.

                          B-II Individuals with moderate impact on divisional financial and performance goals.

                          B-III   Individuals with some influence on
                                  divisional financial and performance goals.

           D. Prior to March 15th of each year, the recommended list of participants are to be submitted by the Group/Division heads to the CEO/COO and VPHR for approval.

           E. Any organizational changes during the year which impact on participation at the President/Vice President, General Manager or A-Pool level will be reviewed and approved by the CEO/COO and VPHR.






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II.        Group/Divisional Goals

           A.      Financial goals:              80% of total bonus

                   1. Each Group/Division President/Vice President, General Manager will be assigned financial goals by the CEO/COO for the following:

                          o       Operating Income
                          o       Return on Net Assets (RONA), see
                                  EXHIBIT A - RONA calculation.

                   2. Each financial goal will be based on the original approved Budget for the group/division.

           B.      Performance:                          20% of total bonus

                   1. Performance goals will be determined by the CEO/COO through a dialogue between the CEO/COO and the business unit head(s) at the beginning of the plan year.

III.       Bonuses

           A. In accord with the Policies and Procedures section of this Plan a pool of funds shall be calculated and established from which bonuses will be paid subject to the following:

                   1. Amounts paid to participants shall not in the aggregate exceed the bonus pool, nor may unused bonus accruals be "carried over".

                   2. No individual may receive more than the maximum award for his/her position.

                   3. The Bonus Pool for the Group/Division shall not exceed 7.5% of operating profit of the Group/Division before deduction for the accrued Bonus Pool.

                   4. In those instances where the percentage cap impacts the value of the pool, the bonus recommendations will be calculated without regard to the cap and then reduced by a uniform percentage factor in order to comply with the cap set forth in 3 above. For example, if the total bonus pool without the cap would be $800,000 and with the cap it is $600,000 the uniform factor is 75%.


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                                               POLICIES AND PROCEDURES

                                         MANAGEMENT INCENTIVE BONUS PROGRAM


   I.      Determination of Eligible Participants

           A. Prior to March 15th of each year, each Group/Division President/Vice President, General Manager shall prepare and submit a list of proposed plan participants. The list shall include the proposed participants' level of participation. This list will be reviewed and approved by the CEO/COO and the VPHR.


 II.       Time of Participation

           A. In order to participate in the MIBP, each participant must be in an eligible position at the end of the plan year.

           B. Any employee promoted or hired to a position included in the MIBP will be entitled to participate in the bonus program on a pro-rated basis.

           C.      The plan year is the Company fiscal year.


III.       Bonus Plan Reviews

           A. Every quarter, the CEO/COO will meet with each Group/Division President/Vice President, General Manager to review status of the assigned financial and performance goals.


 IV.       Determination of Bonus Awards

           A. Following the close of the plan year, the Vice President, Controller will agree with each Group/Division President, Vice President, General Manager on the financial goal ratings for operating income and RONA for their respective businesses. The Vice President, Controller will report his findings for each operating division to the CEO/COO.

                   1. Based on these results, the CEO/COO will approve the financial goal ratings for each of the operating Group/Divisions.

           B. Performance goal ratings will be the measure determined by the CEO/COO of key performance criteria established through a dialogue between the CEO/COO and business unit head(s) during the course of the plan year.



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           C.      The sum of the financial and performance ratings when
                   multiplied by the below listed factors and all plan participant salaries creates the bonus pool which may in no event exceed the 7.5% operating profit cap. (See, III.3 above.)

(Sum of financial and performance ratings) x factors x participants salaries = Bonus Pool)

                   These factors (as a percent of salary) are as follows:

                                                              Factor
                                         Factor        From Par to Outstanding
                   Participant    Up to Par Performance     Performance

                Group/Division
                President, Vice
                President, General
                Manager                    1.0                     .5

                A-Pool                      .6                     .3

                B-Pool
                Level I                         Up to 8 weeks pay
                Level II                        Up to 4 weeks pay
                Level III                       Up to 2 weeks pay


Once the pool has been established, proposed individual bonuses to A and B Pool participants shall be calculated by the Group/Division President/ Vice President,General Manager. Actual proposed awards may vary based upon the judgment of the Group/Divisional President/ Vice/President, General Manager with respect to the performance of each plan participant.

EXHIBIT B - Bonus Plan Calculations - provides a series of sample calculations as a guide.

   V.      Award Approval Process

           A. Each Group/Division President/Vice President, General Manager will submit to the VPHR, the recommended bonus for each member of the plan.

           B. These recommendations will be accompanied by a summary sheet containing a detailed calculation of the available bonus pool including participant name, December 31 salary and level of participation.

           C. The VPHR will submit all bonus recommendations to the CEO/COO who will coordinate approval with the Executive Management Committee and then the Compensation Committee of the Board of Directors of the Company.





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 VI.       Division Profit and Plan Payout

           A. Notwithstanding anything contained in this plan to the contrary, if there is no operating profit for a given plan year, there will be no bonus paid.

VII.       Frequency of Awards

           Bonuses will be generated once every year during the month of February, for performance in the previous plan year.

VIII.      Contingencies Beyond Participant's Control

           In those instances where significant events affect the accomplishment of goals and objectives for a participant, the CEO/COO may use his judgment in recommending to the Executive Management Committee the amount of bonus to be awarded. Examples of such events include: labor disputes, acquisitions, natural catastrophes.

  IX.      Forfeiture of Award

           A plan participant will not be eligible for consideration for a bonus if:

           A. Participant is discharged for cause at anytime prior to the end of the plan year.

           B. Participant voluntarily resigned prior to the end of the plan year.

           Any exception to this Policy must be approved by the CEO/COO and VPHR.

   X. Retirement, Disability, Not For Cause Termination, or Death During the Plan Year

           Any participant who retires, becomes permanently disabled, is terminated other than for cause, or dies during the plan year shall be reviewed individually to determine whether a bonus award is appropriate.

  XI.      Budgeting

           The budget shall include the cost for a "Par" Bonus for all participants in the Plan.


 XII.      Disclaimer

           This plan shall neither create any right to a bonus payment or future participation therein for any employee, nor limit the right of
           Sequa Corporation to modify, amend or rescind this plan for any
           subsequent plan year.   Nor shall it be construed as creating any
           right to employment.







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EXHIBIT A




                                                   RONA - calculation


     For purposes of this plan, RONA is calculated on a pretax operating basis as follows:

     o     RONA =

                                  Annual Operating Income
            Average of Net Operating Assets (13 month-end average)

     o     Net Operating Assets is the sum of the following:

                   Hyperion Balance Sheet Caption

           +       Accounts Receivable - Trade
           -       Allowance for Doubtful Accounts Receivable - Trade
           +       Unbilled Receivables
           -       Allowance for Unbilled Receivables
           +       Inventories
           +       Prepaid Expenses and Other
           +       Other Investments
           +       Net Property and Equipment
           +       Total Deferred Charges & Other
           -       Accounts Payable Trade
           -       Accounts Payable Other
           -       Accrued Expenses
           -       Other Deferred Liabilities



















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EXHIBIT B


                                           BONUS PLAN CALCULATIONS


Example 1

     Participant is a General Manager with a base salary of $125,000.

     Financial goals at budgeted levels are achieved. Therefore, participant earns 40 bonus points for the financial goals, 10 performance bonus points are also awarded. The 40/10 weighting correlates to a 80%/20% split of goals at the budget (par).

     Payout: At par or below, total points equal percentage payout (i.e., 50 earned bonus points provides a 50% payout of salary);

                          50 pts. = 50% x $125,000 = $62,500

Example 2

     Same participant as in Example 1, with the following changes.

     20 bonus points were earned on the financial goals, 7 points were awarded for performance for a total of 27 points.

     Payout:              Same formula as above.

                          27 pts. = 27% x $125,000 = $33,750

Example 3

     Same participant as Example 1, with the following changes.

     Financial goals were not achieved, but profits generated were sufficient to fund the performance part of the plan, and 10 performance bonus points were awarded.
     Payout:              Same formula as above.

                          10 pts. = 10% x $125,000 = $12,500











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Example 4

     Same participant as Example 1 with the following changes.

     Financial goals accomplished exceed budgeted levels. Participant earned 49 bonus points for accomplishing financial goals and 10 performance points. The total bonus points earned equal 59 points.

     Payout:              When total points exceed par:

                          50 pts x 1% = 50%
                          9 pts. x .5% = 4.5%
                          54.5% x $125,000 = $68,125


Example 5

     Participant is an "A" level executive in Division. Bonus plan provides a cash payout of 30% of salary for achieving goals.

     Division earns 20 bonus points for financial and 10 performance points. Base salary is $80,000.

     Payout:              A-pool formula:
                          Total points divide 50 x 30% = Percentage Payout

                          30 pts. divide
                          50 x 30% = 18% (Percentage Payout)

                          18% x $80,000 = $14,400


EXAMPLE 6

     Same participant as Example 5 with the following changes.

     Division financial and performance points total 63 points. Participant's base salary is $80,000.

     Payout:              When total points exceed par:

                          50 pts. x .6% = 30%
                          13 pts. x .3% = 3.9%
                          63 pts = 33.9%
                          33.9% x $80,000 = $27,120







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EXAMPLE 7

     Participant is plan eligible. Financial goals are not met and there is no profit. Participant is awarded 20 performance points.

     Payout: There is no payout since there is no incentive reserve to fund the plan.









































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